UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)		35-1539838 (IRS Employer Identification No.)
1 Main Street, Evansville, IN (Address of Principal Executive Offices)		47708 (Zip Code)

(812) 464-1434
(Registrant's telephone number, including area code)

Item 7.01 Regulation FD Disclosure

On October 7, 2004, the Registrant issued the following press release concerning expected earnings for the third and fourth quarters of 2004.

Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished herewith and this list constitutes the exhibit index:

99.1 Press Release issued by Old National Bancorp on October 7, 2004.

* * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp
(Registrant)

Date: October 7, 2004

By: /s/ John S. Poelker
John S. Poelker
Executive Vice President and Chief Financial Officer